Exhibit 32.1

CERTIFICATION

In connection with the Quarterly Report of StandardAero, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul McElhinney, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2026	By:	/s/ Paul McElhinney
Paul McElhinney
Chief Executive Officer